Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.785% Senior Notes due 2017 set forth on Schedule I hereto (the “Guarantors”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Francis X. Frantz
Name:	Francis X. Frantz

SCHEDULE I

List of Guarantors

Buffalo Valley Management Services, Inc.

Conestoga Enterprises, Inc.

Conestoga Management Services, Inc.

CT Cellular, Inc.

CT Communications, Inc.

CT Wireless Cable, Inc.

D&E Communications, Inc.

D&E Investments, Inc.

D&E Management Services, Inc.

D&E Networks, Inc.

Kerrville Communications Corporation

Lexcom Inc.

PCS Licenses, Inc.

Texas Windstream, Inc.

Valor Telecommunications Enterprises Finance Corp.

Windstream CTC Internet Services, Inc.

Windstream Holding of the Midwest, Inc.

Windstream Intellectual Property Services, Inc.

Windstream Network Services of the Midwest, Inc.

Windstream Sugar Land, Inc.

Kerrville Cellular, LLC

Kerrville Mobile Holdings, LLC

Kerrville Wireless Holdings, LLC

Oklahoma Windstream, LLC

Progress Place Realty Holding Company, LLC

Teleview, LLC

Valor Telecommunications Enterprises, LLC

Valor Telecommunications Enterprises II, LLC

Valor Telecommunications Investments, LLC

Windstream Alabama, LLC

Windstream Arkansas, LLC

Windstream Communications Kerrville, LLC

Windstream Communications Telecom, LLC

Windstream Kerrville Long Distance, LLC

Windstream Lexcom Entertainment, LLC

Windstream Lexcom Long Distance, LLC

Windstream Lexcom Wireless, LLC

Windstream Oklahoma, LLC

Windstream South Carolina, LLC

Windstream Supply, LLC

Wireless One of North Carolina, LLC

Southwest Enhanced Network Services, LP

Valor Telecommunications of Texas, LP d/b/a Windstream Communications Southwest

Windstream Southwest Long Distance, LP

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Dennis E. Foster
Name:	Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Carol B. Armitage
Name:	Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Judy K. Jones
Name:	Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Frank E. Reed
Name:	Frank E. Reed

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Samuel E. Beall III
Name:	Samuel E. Beall III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ Jeffrey T. Hinson
Name:	Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.785% Senior Notes due 2017 issued on October 8, 2009 and the $700,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 7.875% Senior Notes due 2017 issued on December 30, 2009 and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of December 31, 2009.

Signed:	/s/ William A. Montgomery
Name:	William A. Montgomery